United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2025

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	SR	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 24, 2025, Spire Inc. (“Spire”) issued $450,000,000 aggregate principal amount of its 6.250% Series A Junior Subordinated Notes due 2056 and $450,000,000 aggregate principal amount of its 6.450% Series B Junior Subordinated Notes due 2056 (collectively, the “Notes”) pursuant to the terms of an Underwriting Agreement dated November 18, 2025 (the “Underwriting Agreement”) between Spire and the several underwriters named in Exhibit A thereto for whom BMO Capital Markets Corp., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC acted as representatives.

The Notes were issued pursuant to an indenture (the “Base Indenture”), as amended and supplemented by the first supplemental indenture thereto (the “Supplemental Indenture”), each dated as of November 24, 2025 between Spire and Regions Bank, as trustee.

Spire intends to use the net proceeds of this offering, together with other funds, to finance the acquisition of the Tennessee natural gas business of Piedmont Natural Gas Company, a wholly owned subsidiary of Duke Energy Corporation.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to Spire’s Registration Statement on Form S-3 (File No.: 333-287024) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 7, 2025, and offered under the related Prospectus dated May 7, 2025, as supplemented by the Prospectus Supplement dated November 18, 2025 (as so supplemented, the “Prospectus”), filed with the SEC on November 19, 2025. Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, the form of the Notes and the opinions regarding the validity of the Notes and certain tax matters are attached hereto as exhibits and are expressly incorporated by reference herein and in the Prospectus, as well as in the Registration Statement. The foregoing descriptions of the terms of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the actual terms of the applicable exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit Number	Exhibit

1.1	Underwriting Agreement dated November 18, 2025 between Spire Inc. and the several underwriters named in Exhibit A thereto for whom BMO Capital Markets Corp., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC acted as representatives

4.1	Indenture dated as of November 24, 2025 between Spire Inc. and Regions Bank, as trustee

4.2	First Supplemental Indenture dated as of November 24, 2025 between Spire Inc. and Regions Bank, as trustee

4.3	Form of Junior Subordinated Notes due 2056 (included in Exhibit 4.2)

5.1	Opinion of Matthew J. Aplington regarding the validity of the Notes

5.2	Opinion of Stinson LLP regarding the validity of the Notes

8.1	Opinion of Stinson LLP regarding certain tax matters

23.1	Consent of Matthew J. Aplington (included in Exhibit 5.1)

23.2	Consent of Stinson LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: November 24, 2025	By:	/s/ Adam Woodard
Adam Woodard
Executive Vice President and Chief Financial Officer